UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                 Date of Report
                        (Date of earliest event reported)
                                  MAY 22, 2006

                              QUALITY SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)

          CALIFORNIA                   0-13801                  95-2888568
(State or other jurisdiction   (Commission File Number)       (IRS Employer
       of incorporation)                                  Identification Number)

                           18191 VON KARMAN, SUITE 450
                            IRVINE, CALIFORNIA 92612
                    (Address of Principal Executive Offices)

                                 (949) 255-2600
              (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01  OTHER EVENTS.

On May 22, 2006, Ahmed Hussein filed a notice of appeal with the California Superior Court (Orange County) in the case of Ahmed Hussein vs. Quality Systems, Inc. et. al.

On March 24, 2006, Quality System, Inc. had prevailed in the Orange County Superior Court litigation brought by Mr. Hussein contesting the results of the Company's 2005 Board of Directors election. In that case, Judge William M. Monroe issued a decision upholding the validity of the previously announced election results and finding that Mr. Hussein was not entitled to equitable relief.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 24, 2006

                                          QUALITY SYSTEMS, INC.


                                          By: /s/ Paul Holt
                                              ----------------------------------
                                              Paul Holt
                                              Chief Financial Officer


                                      -2-